                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 3, 2005
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                              EMPIRE RESORTS, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                          001-12522              13-3714474
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(State or other jurisdiction          (Commission            (IRS Employer
 of incorporation)                    File Number)           Identification No.)

c/o Monticello Raceway, Route 17B, Monticello, NY                12701
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      (Address of principal executive offices)                 (zip code)

Registrant's telephone number, including area code: (845) 794-4100
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                                      N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     / / Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     / / Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     / /  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     / /  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  OTHER EVENTS.
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            On May 3, 2005, Empire Resorts,  Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1,  announcing that the New York Court of Appeals issued a final decision  upholding  Indian gaming and the legality of video lottery terminal operations in the State of New York.

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS
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       (c)  Exhibits.

            99.1        Press Release of Empire Resorts, Inc. dated May 3, 2005.

                                   SIGNATURES

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EMPIRE RESORTS, INC.

Dated: May 4, 2005                           By: /s/ Scott A. Kaniewski
                                                --------------------------------
                                                Name:  Scott A. Kaniewski
                                                Title: Chief Financial Officer